Exhibit 99.1

Susquehanna Bancshares, Inc.
Annual Shareholders’ Meeting
Susquehanna Bancshares, Inc.
Annual Shareholders’ Meeting
May 8, 2009
Hershey Lodge and Convention Center
Hershey, PA
May 8, 2009
Hershey Lodge and Convention Center
Hershey, PA

3 William J. Reuter Chairman & CEO

I pledge allegiance to the flag of the United States of America and to the republic for which it stands: one nation under God, indivisible, with liberty and justice for all.

Directors of Susquehanna
Directors of Susquehanna
Anthony J. Agnone, Sr.
Wayne E. Alter, Jr.
Peter DeSoto
Eddie L. Dunklebarger
Bruce A. Hepburn
Donald L. Hoffman
Guy W. Miller, Jr.
Michael A. Morello
Scott J. Newkam
E. Susan Piersol
M. Zev Rose
Christine Sears
James A. Ulsh
Dale M. Weaver
Roger V. Wiest
William B. Zimmerman

6 Outside Counsel and CPA Outside Counsel and CPA Joanne R. Soslow, Esq. Morgan, Lewis & Bockius, LLP William J. Lewis PricewaterhouseCoopers

7 Executive Officers Executive Officers Edward Balderston, Jr. Drew K. Hostetter James G. Pierné Michael M. Quick Jeffrey M. Seibert

Management Team
Management Team
Peter R. Unger
Charles R. Dovico
Janice T. Lessman
Kenneth R. Collins
Lisa M. Cavage
Bernard A. Francis, Jr.
Michael E. Hough
Rodney A. Lefever
Joseph R. Lizza
John H. Montgomery
Peter J. Sahd
Edward J. Wydock

10 Judge of Election and Proxies Judge of Election and Proxies Scot B. Crichton Broadridge Financial Solutions, Inc. Samuel G. Reel, Jr. Thomas R. Diehl

12 Nominations to Board of Directors Nominations to Board of Directors Anthony J. Agnone, Sr. Bruce A. Hepburn Scott J. Newkam M. Zev Rose Christine Sears Roger V. Wiest

Additional Orders of Business
Additional Orders of Business
Amendment and Restatement of 2005 Equity
Compensation Plan
Advisory Vote on Executive Compensation
Ratification of PricewaterhouseCoopers LLP as
Independent Registered Public Accountants

15 Voting Results: Directors Elected Voting Results: Directors Elected Anthony J. Agnone, Sr. Bruce A. Hepburn Scott J. Newkam M. Zev Rose Christine Sears Roger V. Wiest

Voting Results: Motions Approved
Voting Results: Motions Approved
Approval of Amendment and Restatement of
2005 Equity Compensation Plan
Resolution Regarding Executive Compensation
Approved, in an Advisory Vote
Ratification of PricewaterhouseCoopers LLP as
Independent Registered Public Accountants

18 Retiring Board Member Retiring Board Member William B. Zimmerman

19 In Memory In Memory Russell J. Kunkel

Forward-looking Statements
Forward-looking Statements
During the course of this presentation, management may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna. In particular, certain statements made during this presentation may include forward-looking statements relating to: our ability to manage and monitor the impact of the recession; our expectations regarding the amount of savings and efficiency to be generated by the merger of our bank subsidiaries; our expectations regarding the amount of FDIC deposit insurance assessment rates; our expectations regarding the benefits associated with participating in the Capital Purchase Program and our ability to repay the Treasury’s investment; our ability to maintain sufficient liquidity; our expectations regarding dividend payments;
whether Susquehanna’s allowance for loan and lease losses is adequate to meet probable loan and lease losses; our ability to maintain loan growth; and our ability to achieve our future financial goals.
We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. The factors that may affect these statements and our financial performance, include, but are not limited to, adverse changes in our loan and lease portfolios and the resulting credit-risk-related losses and expenses; continued levels of our loan and lease quality and origination volume; changes in consumer confidence spending and savings habits relative to the bank and non-bank financial services we provide; the adequacy of loss reserves; the loss of certain key officers; our ability to maintain our relationships with major customers; our ability to continue to grow our business internally and through acquisition and successful integration of bank and non-bank entities while controlling our costs; adverse national and regional economic and business conditions;
compliance with laws and regulatory requirements of federal and state agencies; competition from other financial institutions in originating loans, attracting deposits, and providing various financial services that may affect our profitability; the ability to hedge certain risks economically; greater reliance on wholesale funding because our loan growth has outpaced our deposit growth, and we have no current access the securitization markets; the pace of our loan growth compared to our deposit growth; and our success in managing the risks involved in the foregoing.
For a more detailed description of the factors that may affect Susquehanna’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities
& Exchange Commission, including our annual report on Form 10-K for the year ended December 31,
2008. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our Web site www.susquehanna.net.

22 2008: Year in Review

Susquehanna

Lycoming
Williamsport
Luzerne
Union
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Dauphin
Harrisburg
Berks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
Bedford
Franklin
Adams
York
Delaware
Burlington
Camden
Garrett
Allegany
Washington
Carroll
Harford
Gloucester
Berkeley
Baltimore
Atlantic
Baltimore
Cumberland
Howard
Anne Arundel
Washington D.C.
Worcester

23 Susquehanna Bank Market Area Susquehanna Bank Market Area

Creating a
More Efficient Organization
Creating a
More Efficient Organization
Consolidation of three bank charters into one
Completed October 2008
More than 230 offices in PA, NJ, MD, WV
Consistent customer experience
Standard products & services
Streamlined processes
$20 million in annual cost savings

U.S. Treasury
Capital Purchase Program
U.S. Treasury
Capital Purchase Program
$300 million investment in December 2008
Increased lending capacity
Enhanced capital reserves
Supported government efforts to stabilize economy
Dividends to be paid to U.S. Treasury in 2009: $15 million
Making credit available in our communities
Loan/lease originations, December 2008 – April 2009: $685 million+

Expense Control Initiatives
Expense Control Initiatives
Canceled cash incentive payments
Initiated plan to improve pension expense management
Reduced spending on training, education reimbursement
Delayed some new branch openings
Limited hiring/replacement of staff
Evaluating discretionary spending

Dividend Adjustment
Dividend Adjustment
Dividend reduced from $0.26 per share in first-quarter 2009
to $0.05 per share in second quarter
Consistent with history of conservative fiscal management
Enables company to retain approx. $18 million in capital quarterly
Enhances capacity to grow loan portfolio
Further strengthens capital cushion in uncertain economy
80% reduction is consistent with that of peer companies
Board will regularly review dividend

Opportunities for Growth & Profit
Opportunities for Growth & Profit
Residential mortgage lending: First Quarter 2009
1,085 originations ($215 million)
726 settlements ($147 million)
Double first-quarter volume in 2008
$2.5 million in interest, loan fees and gains on sale
Initiatives to improve loan portfolio performance
Institute floors on variable-rate loans
Focus on early detection and workout of potentially troubled loans

29 Drew Hostetter Chief Financial Officer

Return on Assets (2008)
Return on Assets (2008)
Susquehanna 0.62%
Peer Bank Avg. 0.39%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%

Net Interest Margin (2008)
Net Interest Margin (2008)
Susquehanna 3.62%
Peer Bank Avg. 3.35%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%

Efficiency Ratio (2008)
Efficiency Ratio (2008)
Susquehanna 62.14%
Peer Bank Avg. 60.85%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%

Investment Gain or Loss/
Average Portfolio Value (2008)
Investment Gain or Loss/
Average Portfolio Value (2008)
Susquehanna -0.84%
Peer Bank Avg. -2.50%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
-2.50%
-2.00%
-1.50%
-1.00%
-0.50%
0.00%

Goodwill Impairment Charge/
Average Assets (2008)
Goodwill Impairment Charge/
Average Assets (2008)
Susquehanna 0.00%
Peer Bank Avg. 0.58%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%

Loan Loss Provision/Average Loans
(2008)
Loan Loss Provision/Average Loans
(2008)
Susquehanna 0.70%
Peer Bank Avg. 1.11%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%

Non-Performing Assets/
Total Assets (2008)
Non-Performing Assets/
Total Assets (2008)
Susquehanna 0.86%
Peer Bank Avg. 1.48%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%

Net Charge-Offs/Average Loans
(2008)
Net Charge-Offs/Average Loans
(2008)
Susquehanna 0.42%
Peer Bank Avg. 0.90%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%

Leverage Ratio (2008)
Leverage Ratio (2008)
Well-Capitalized 5.00%
Susquehanna 9.92%
Peer Bank Avg. 9.20%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0%
2%
4%
6%
8%
10%

Total Risk-Based Capital Ratio
(2008)
Total Risk-Based Capital Ratio
(2008)
Well-Capitalized 10.00%
Susquehanna 13.52%
Peer Bank Avg. 14.06%
(Peer bank data is for U.S. banks with
$10 billion - $20 billion in assets.)
0%
2%
4%
6%
8%
10%
12%
14%
16%

40

Capital Ratios: 1
st
Quarter 2009
Capital Ratios: 1
st
Quarter 2009
13.65% 10.00% Total Risk-Based
Capital Ratio
11.13% 6.00% Tier I Risk-Based
Capital Ratio
9.76% 5.00% Leverage Ratio
Susquehanna at
March 31, 2009
Well-Capitalized
Threshold

Susquehanna’s Strengths
Susquehanna’s Strengths
100+ year legacy as engine of economic growth
in local communities
Solid track record of generating deposits and making loans
in markets we know well
Consistent loan growth, with credit quality superior to
majority of our peer companies
Consolidation and restructuring to improve efficiency,
provide consistent experience, and build customer
relationships
3,200 team members united by their vision of our potential
and commitment to achieve it

44 Quarterly Webcast Quarterly Webcast www.susquehanna.net